EXHIBIT 10.1


                              CONSULTING AGREEMENT
                                    AMENDMENT


         The Consulting Agreement dated July 1, 2002 ("Agreement") by and between Gail R. Wilensky, an individual ("Consultant") and Gentiva Health Services (U.S.A.), Inc. a Delaware corporation ("Gentiva"), with its principal place of business in Melville, New York is amended as follows:

         WHEREAS, Gentiva and Consultant desire to extend the Agreement for one year, subject to the same terms and conditions;

         WHEREAS, Gentiva's Board of Directors approved the extension of the Agreement on August 7, 2003;

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

         Section 1.2 of the Agreement is amended as follows:

         "The term of this Agreement shall be extended for one (1) year commencing on June 1, 2003 (the "Effective Date") and expiring on May 31, 2004. This Agreement may be further extended only in writing upon the mutual agreement of the parties."

         IN WITNESS WHEREOF, the parties have duly executed this instrument on August 7, 2003.

CONSULTANT                          GENTIVA HEALTH SERVICES (USA), INC.


_____________________               By: ___________________________
  Dr. Gail Wilensky                     Ronald A. Malone
                                        Chief Executive Officer